UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

______________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15 (d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event

reported): August 7, 2006

Sona Mobile Holdings Corp.

(Exact Name of Registrant as Specified in Charter)

Delaware	000-12817	95-3087593
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

825 Third Avenue New York, New York	10022
(Address of Principal Executive Offices)	(Zip Code)

Registrant's telephone number including area code:	(212) 486-8887

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers

On August 7, 2006, Michael Fields was elected to the Board of Directors of the Company to fill a vacancy on the Company’s Board of Directors.

The press release issued by the Company on August 8, 2006 related hereto is furnished as Exhibit 99.1 to this Current Report on Form 8-K.

Item 9.01.	Financial Statements and Exhibits.
(d)	Exhibits
99.1	Press Release dated August 8, 2006

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Sona Mobile Holdings Corp.

(Registrant)

Date: August 9, 2006	By:	/s/ Shawn Kreloff
		Name:	Shawn Kreloff
		Title:	Chief Executive Officer

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